UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to a Stock Purchase Agreement dated December 20, 2011 (the “Purchase Agreement”) by and among OPKO Health, Inc., a Delaware corporation (the “Company”), FineTech Pharmaceutical Ltd., an Israeli corporation (“FineTech”), Arie Gutman, FineTech’s sole shareholder (“Seller”), and OPKO Holdings Israel Ltd, an Israeli corporation and a wholly owned subsidiary of the Company (the “Buyer”), the Buyer purchased all of the issued and outstanding shares of FineTech for $27.5 million, of which $10 million was paid in cash at closing and $17.5 million was paid in shares of the Company’s common stock (“Common Stock”). The transaction closed on December 29, 2011.

In connection with the transaction, the Company issued 2,995,868 shares of Common Stock to the Seller and deposited an additional 619,835 shares of Common Stock into an escrow account to secure the indemnification obligations of the Seller under the Purchase Agreement. The Common Stock was issued in reliance upon an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

Item 3.01	Unregistered Sale of Equity Securities.

The information required to be reported under this Item is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On December 29, 2011, the Company issued a press release announcing the closing of the transaction with FineTech. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file all financial statements required by this item, if any, by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file all pro forma financial information required by this item, if any, by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Rao Uppaluri

Name:	Rao Uppaluri
Title:	Senior Vice President, Chief Financial Officer

Date December 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated December 29, 2011.